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                                                                    EXHIBIT 23


                       CONSENT OF INDEPENDENT AUDITORS



          We consent to the use of our report dated March 10, 1995, included in the Annual Report on Form 10-K of Fremont General Corporation for the year ended December 31, 1994, with respect to the consolidated financial statements, as amended, included in this Form 10-K/A.


                                       /s/  ERNST & YOUNG LLP


Los Angeles, California
January 18, 1996